E.I.I. REALTY SECURITIES TRUST

E.I.I. Realty Securities Fund

Institutional Class — EIIRX

Investor Class — EIIIX

E.I.I. International Property Fund

Institutional Class — EIIPX

E.I.I. Global Property Fund

Institutional Class — EIIGX

(each a “Fund”, and collectively the “Funds”)

Supplement dated May 12, 2017 to the Prospectuses and Statement of Additional Information dated October 28, 2016

The information in this Supplement updates the above-mentioned documents for the above-mentioned Funds, supersedes any contrary information included therein or in any prior supplement, and should be read in conjunction with each such document.

NOTICE OF LIQUIDATION OF THE FUNDS

The Board of Trustees (the “Board”) of E.I.I. Realty Securities Trust (the “Trust”), at the recommendation of EII Realty Securities, Inc. (the “Adviser”), the investment adviser to each series of the Trust, including E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund, has determined that it is in the best interests of each of the Funds and its shareholders to cease operations and liquidate any remaining assets on a pro rata basis to shareholders and has approved the closing and liquidation of the Funds (the “Liquidation”). In this connection, the Board has approved a Plan of Liquidation and Dissolution (the “Plan”) for the Funds pursuant to which each of the Funds will be liquidated on or about June 9, 2017 (the “Liquidation Date”). This date may be changed without notice at the discretion of the Trust’s officers.

Shareholders should be aware that, in anticipation of the Liquidation of the Funds, the Funds are no longer pursuing their investment objectives or engaging in any business activities except for the purposes of winding up their business and affairs, preserving the value of their assets, paying their liabilities and distributing their remaining assets to shareholders. In addition, in preparation for the Liquidation, each of the Funds intends to increase its cash and cash equivalents holdings. The expenses incurred in connection with the Liquidation will be borne by the Adviser, as set forth in the Plan.

Suspension of Sales. Effective as of the date of this Supplement, the Funds will no longer sell shares to new investors or existing investors (except through reinvested dividends). The Funds may in their discretion permit investments by certain accounts that require additional time to change investment options. In addition, effective as of the date of this Supplement, the Distribution and/or Service (12b-1) Fees for the Investor Class shares of E.I.I. Realty Securities Fund is discontinued.

Mechanics of the Liquidation. In connection with the Liquidation, any shares of the Funds outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after the Funds have paid or provided for all of their charges, taxes, expenses and liabilities. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all the Funds’ shareholders of record at the time of the Liquidation. Additionally, the Funds must declare and distribute to shareholders any realized capital gains and all net investment income no later than the final Liquidation distribution. The Funds intend to distribute substantially all of the Funds’ net investment income prior to the Liquidation.

Other Alternatives. At any time prior to the Liquidation Date, shareholders of the Funds may redeem their shares of the Funds in the ordinary course and receive the net asset value thereof, as provided in the Prospectus. Shareholders may wish to redeem their shares in the Funds prior to the Liquidation Date. Shareholders who remain in a Fund will receive a liquidating distribution equal to the net asset value of the Fund shares that such shareholder holds at the time of the Liquidation, as described above.

U.S. Federal Income Tax Matters. Although the Liquidation is not expected to be a taxable event for the Funds, for taxable shareholders the automatic redemption of shares of the Funds on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in gain or loss for federal income tax purposes. Instead of waiting until the Liquidation Date, a shareholder may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to realize any such gains or losses prior thereto. You should consult with your tax advisors for further information regarding the income tax consequences of this liquidation.

If you have any questions regarding the Liquidation, please contact the Trust at 1-888-323-8912.

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Please retain this Supplement for future reference.